UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 6, 2022
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On December 7, 2022, Abraxas Petroleum Corporation (the “Company”) agreed to invest $19.5 million in The Lion Fund II, L.P., an investment fund affiliated with Biglari Holdings Inc. and Sardar Biglari, a director of the Company. In connection with this investment, the Company became a party to the Amended and Restated Partnership Agreement of The Lion Fund II, L.P., as amended on June 3, 2015 (the “Partnership Agreement”).

The foregoing description is qualified in its entirety by reference to the Partnership Agreement, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2022, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”) of the Company, effective immediately. The Bylaws include amendments to Article I to allow meetings of stockholders to be held solely by means of electronic communication and stockholders to participate by remote communication. The Bylaws also expand Article II, Section 6 to provide additional detail regarding how the Board shall fix the record dates for different types of corporate actions and remove a prior requirement in Article II that a list of stockholders entitled to vote be available for examination before and during each meeting of stockholders. Article II, Section 13 of the Bylaws is updated to clarify the ability of stockholders to act by written consent without a meeting, and Article III, Section 1 has been revised to allow directors to be removed by stockholders with or without cause. The Bylaws also contain revisions to Article VI regarding the Company’s indemnification of directors, officers, employees and agents. The Bylaws also include additional technical, conforming, modernizing or clarifying changes.

The foregoing description is qualified in its entirety by reference to the Bylaws, attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Abraxas Petroleum Corporation

10.1
Amended and Restated Partnership Agreement of The Lion Fund II, L.P., as amended on June 3, 2015 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 4, 2015 by Biglari Holdings Inc.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2022	ABRAXAS PETROLEUM CORPORATION

By: /s/ Robert L. G. Watson
Name: Robert L. G. Watson
Title: President and Chief Executive Officer